Exhibit 10.6

                               AMENDMENT NO. 2 TO
                                RIGHTS AGREEMENT

         This Amendment, dated as of October 9, 1997, to the Rights Agreement, dated as of December 11, 1996 between Newport News Shipbuilding Inc. (the "Company") and First Chicago Trust Company of New York, as Rights Agent (the "Rights Agent"), as previously amended by an Amendment No. 1 dated as of March 25, 1997 (the "Rights Agreement"), provides:

         WHEREAS, the Company now believes it is desirable to amend the Rights Agreement in certain respects to clarify the treatment of certain options to acquire common stock of the Company granted or to be granted pursuant to certain employee benefit plans maintained by the Company; and

         WHEREAS, such amendment is permitted by and in compliance with Section 26, clauses (ii) and (iv) of the Rights Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Rights Agent hereby agree as follows:

         1. Capitalized terms used, but not defined, herein shall have the meanings set forth in the Rights Agreement.

         2. The first sentence of Section 3(c) of the Rights Agreement is amended to read as follows:

         Rights shall be issued in respect of all shares of Common Stock that are issued (whether originally issued or from the Company's treasury) after the Record Date but prior to (i) in the case of shares of Common Stock issued pursuant to options or other stock-based awards granted prior to the Distribution Date under any of the Company's employee or director compensation plans now or hereafter in effect, the Expiration Date, and (ii) in the case of all other issuances of Common Stock, the earlier of the Distribution Date or the Expiration Date.

         3. Except as amended hereby, the Rights Agreement shall remain in effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the date and year first above written.

ATTEST:                             NEWPORT NEWS SHIPBUILDING INC.

By  Peter A. V. Huegel              By  Stephen B. Clarkson
    ------------------                  -------------------
    Name:  Peter A. V. Huegel           Name:  Stephen B. Clarkson
    Title: Assistant Secretary          Title: Vice President, General Counsel
                                                    and Secretary

ATTEST:                             FIRST CHICAGO TRUST COMPANY
                                    OF NEW YORK

By  Craig Broomfield                By  Charles D. Keryc
    --------------------------          --------------------------
    Name:  Craig Broomfield             Name:  Charles D. Keryc
    Title: Assistant Vice President     Title: Vice President